SUPPLEMENT DATED JANUARY 5, 2004

TO PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA GOLD, MFS REGATTA CLASSIC, MFS REGATTA PLATINUM,
MFS REGATTA EXTRA, MFS REGATTA CHOICE, MFS REGATTA ACCESS,
MFS REGATTA FLEX-4, MFS REGATTA MASTERS FLEX, MFS REGATTA FLEX II,
MFS REGATTA MASTERS EXTRA, MFS REGATTA MASTERS ACCESS,
MFS REGATTA MASTERS CHOICE, MFS REGATTA CHOICE II, FUTURITY FOCUS,
FUTURITY II, FUTURITY ACCOLADE, FUTURITY III, FUTURITY FOCUS II,
FUTURITY SELECT FOUR, FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, and FUTURITY SELECT SEVEN

AND TO PROSPECTUS DATED MAY 1, 2001 FOR MFS REGATTA

AND TO PROSPECTUS DATED APRIL 30, 2002 FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective immediately, the sub-section entitled "Market Timers" in each of the above prospectuses is deleted in its entirety and replaced with the following disclosure:

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm, or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. If, in our judgment we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process or delay processing certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf), and we also reserve the right to reject or delay such transfer request and take other action. Such other actions include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfer Privilege" and refusing any and all transfer instructions. We will provide you written notification of any restrictions imposed. Transfers that are delayed will be delayed one Business Day. Both the purchase and redemption sides of the transfer will be processed on the second Business Day. In addition to the restrictions on short-term trading, third parties that engage in reallocations of contract values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, require advance notice of the transfer, and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

In addition, some of the Funds reserve the right to delay or refuse purchase or transfer requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse or delay requests involving transfers to or from the Fixed Account.

Please direct any inquiries to 800-253-9574.